Exhibit 99.3

Final Term Sheet 11.5.24 Office Properties Income Trust Liquidity and covenant information OPI October 31st Proposal ‐ Upside (1) Q3‐24 Q4‐24 Q1‐25 Q2‐25 Q3‐25 Q4‐25 Q1‐26 Q2‐26 Q3‐26 Q4‐26 Beginning Cash 13,498 $ $ 37,598 $ 155,072 $ 125,717 $ 122,487 $ 83,656 $ 90,221 $ 70,638 $ (29,464) $ (58,638) Cash flows from operations, net (30,752) 18,088 (25,780) 3,270 (32,331) 13,065 (19,957) 10,892 (22,674) 31,640 Proceeds from sales of properties 45,152 139,329 44,412 ‐ 99,612 ‐ 6,874 ‐ 17,672 ‐ Cash flows from financing, net 9,700 (39,943) (47,987) (106,112) (6,500) (6,500) (6,500) (128,666) (6,500) (6,500) Ending Cash 37,598 $ $ 155,072 $ 125,717 $ 122,487 $ 83,656 $ 90,221 $ 70,638 $ (29,464) $ (58,638) $ (33,498) Repayment of New Secured Notes $ ‐ ‐ $ $ (47,987) $ (106,112) $ (6,500) $ (6,500) $ (6,500) $ (23,300) $ (6,500) $ (6,500) Cumulative Secured Notes Repaid $ ‐ ‐ $ $ (47,987) $ (154,099) $ (160,599) $ (167,099) $ (173,599) $ (196,899) $ (203,399) $ (209,899) Proceeds from sales of unsecured properties $ ‐ $ 139,329 $ ‐ 2,925 $ ‐ $ ‐ $ $ 6,874 $ ‐ 17,672 $ ‐ $ Aggregate proceeds from sales of unsecured proerties $ ‐ $ 139,329 $ 142,254 $ 142,254 $ 142,254 $ 142,254 $ 149,128 $ 166,800 $ 166,800 $ 166,800 Proceeds in excess of $150M cap to repay secured notes $ ‐ ‐ $ ‐ $ ‐ $ ‐ $ ‐ $ ‐ $ $ (16,800) $ (16,800) $ (16,800) OPI October 31st Proposal ‐ Base Case (2) Q3‐24 Q4‐24 Q1‐25 Q2‐25 Q3‐25 Q4‐25 Q1‐26 Q2‐26 Q3‐26 Q4‐26 Beginning Cash 13,498 $ $ 37,598 $ 120,240 $ 87,960 $ 84,663 $ 45,564 $ 51,860 $ 13,445 $ (74,405) $ (103,847) Cash flow from operations, net (30,752) 18,088 (25,780) 3,204 (32,600) 12,796 (20,088) 10,761 (22,941) 31,373 Proceeds from sales of properties 45,152 104,497 33,309 ‐ 74,709 ‐ 5,156 ‐ 13,254 ‐ Cash flows from financing, net 9,700 (39,943) (39,809) (81,209) (6,500) (6,500) (23,482) (111,866) (6,500) (15,350) Ending Cash 37,598 $ $ 120,240 $ 87,960 $ 84,663 $ 45,564 $ 51,860 $ 13,445 $ (74,405) $ (103,847) $ (87,824) Repayment of New Secured Notes $ ‐ ‐ $ $ (39,809) $ (81,209) $ (6,500) $ (6,500) $ (23,482) $ (6,500) $ (6,500) $ (6,500) Cumulative Secured Notes Repaid $ ‐ ‐ $ $ (39,809) $ (121,018) $ (127,518) $ (134,018) $ (157,500) $ (164,000) $ (170,500) $ (177,000) Proceeds from sales of unsecured properties $ ‐ $ 104,497 $ ‐ 2,194 $ ‐ $ ‐ $ $ 5,156 $ ‐ 13,254 $ ‐ $ Aggregate proceeds from sales of unsecured proerties $ ‐ $ 104,497 $ 106,691 $ 106,691 $ 106,691 $ 106,691 $ 111,846 $ 125,100 $ 125,100 $ 125,100 Proceeds in excess of $150M cap to repay secured notes $ ‐ ‐ $ ‐ $ ‐ $ ‐ $ ‐ $ ‐ $ ‐ $ ‐ $ ‐ $ OPI October 31st Proposal ‐ Downside (3) Q3‐24 Q4‐24 Q1‐25 Q2‐25 Q3‐25 Q4‐25 Q1‐26 Q2‐26 Q3‐26 Q4‐26 Beginning Cash 13,498 $ $ 37,598 $ 85,408 $ 53,128 $ 49,674 $ 10,013 $ 15,748 $ (60,521) $ (152,921) $ (182,630) Cash flow from operations, net (30,752) 18,088 (25,780) 3,047 (33,161) 12,235 (20,219) 10,630 (23,209) 31,105 Proceeds from sales of properties 45,152 69,665 22,206 ‐ 49,806 ‐ 3,437 ‐ 8,836 ‐ Cash flows from financing, net 9,700 (39,943) (28,706) (56,306) (6,500) (6,500) (59,488) (111,866) (6,500) (15,350) Ending Cash 37,598 $ $ 85,408 $ 53,128 $ 49,674 $ 10,013 $ 15,748 $ (60,521) $ (152,921) $ (182,630) $ (166,874) Repayment of New Secured Notes $ ‐ ‐ $ $ (28,706) $ (56,306) $ (6,500) $ (6,500) $ (59,488) $ (6,500) $ (6,500) $ (6,500) Cumulative Secured Notes Repaid $ ‐ ‐ $ $ (28,706) $ (85,012) $ (91,512) $ (98,012) $ (157,500) $ (164,000) $ (170,500) $ (177,000) Proceeds from sales of unsecured properties $ ‐ $ 69,665 $ ‐ 1,463 $ ‐ $ ‐ $ $ 3,437 $ ‐ 8,836 $ ‐ $ Aggregate proceeds from sales of unsecured proerties $ ‐ $ 69,665 $ 71,127 $ 71,127 $ 71,127 $ 71,127 $ 74,564 $ 83,400 $ 83,400 $ 83,400 Proceeds in excess of $150M cap to repay secured notes $ ‐ ‐ $ ‐ $ ‐ $ ‐ $ ‐ $ ‐ $ ‐ $ ‐ $ ‐ $ (1) Assumes 100% of modeled dispositions transact at estimated sales prices. (2) Assumes 75% of disposition proceeds realized. (3) Assumes 50% of disposition proceeds realized.

**Office Properties Income Trust**
**Liquidity and covenant information**

Final Term Sheet 11.5.24

| OPI October 31st Proposal - Upside [1] | Q3-24 | Q4-24 | Q1-25 | Q2-25 | Q3-25 | Q4-25 | Q1-26 | Q2-26 | Q3-26 | Q4-26 |
|---|---|---|---|---|---|---|---|---|---|---|
| Total Adjusted Total Assets | | $ 5,256,650 | $ 4,919,555 | $ 4,782,551 | $ 4,438,601 | $ 4,445,298 | $ 4,461,435 | $ 4,344,996 | $ 4,277,074 | $ 4,292,390 |
| Less: Dispositions | | (342,447) | (139,932) | (348,059) | - | - | (21,530) | (80,051) | - | - |
| **Net Adjusted Total Assets** | **$ 5,171,636** | **$ 4,914,203** | **$ 4,779,623** | **$ 4,434,492** | **$ 4,438,601** | **$ 4,445,298** | **$ 4,439,906** | **$ 4,264,944** | **$ 4,277,074** | **$ 4,292,390** |
| Less: Encumbered Assets | (2,756,946) | (4,056,395) | (3,950,074) | (3,618,664) | (3,641,992) | (3,655,300) | (3,670,839) | (3,691,477) | (3,707,998) | (3,714,098) |
| **Total Unencumbered Adjusted Total Assets** | **$ 2,414,690** | **$ 857,808** | **$ 829,549** | **$ 815,828** | **$ 796,609** | **$ 789,998** | **$ 769,067** | **$ 573,467** | **$ 569,076** | **$ 578,292** |
| **Total Unsecured Debt** | **$ 988,481** | **$ 497,627** | **$ 497,627** | **$ 497,627** | **$ 497,627** | **$ 497,627** | **$ 497,627** | **$ 357,139** | **$ 357,139** | **$ 357,139** |
| **Unencumbered Assets / Unsecured Debt Maintenance Covenant (Minimum 150%)** | **244.3%** | **172.4%** | **166.7%** | **163.9%** | **160.1%** | **158.8%** | **154.5%** | **160.6%** | **159.3%** | **161.9%** |
| Consolidated income available for debt service | $ 293,490 | $ 283,917 | $ 262,665 | $ 253,750 | $ 247,927 | $ 244,808 | $ 242,955 | $ 243,153 | $ 246,829 | $ 250,932 |
| Less: Dispositions | (22,419) | (28,513) | (16,487) | (19,240) | (11,199) | (5,996) | (1,219) | 2,476 | 1,771 | 1,106 |
| **Net Consolidated income available for debt service (CIADS)** | **$ 271,071** | **$ 255,404** | **$ 246,178** | **$ 234,510** | **$ 236,728** | **$ 238,812** | **$ 241,736** | **$ 245,629** | **$ 248,600** | **$ 252,038** |
| **CIADS / Debt Service incurrence test (Minimum 1.50x)** | **1.67x** | **1.62x** | **1.55x** | **1.50x** | **1.50x** | **1.53x** | **1.57x** | **1.65x** | **1.67x** | **1.63x** |

| OPI October 31st Proposal - Base Case [2] | Q3-24 | Q4-24 | Q1-25 | Q2-25 | Q3-25 | Q4-25 | Q1-26 | Q2-26 | Q3-26 | Q4-26 |
|---|---|---|---|---|---|---|---|---|---|---|
| Total Adjusted Total Assets | | $ 5,221,818 | $ 4,881,798 | $ 4,744,727 | $ 4,400,509 | $ 4,406,937 | $ 4,404,243 | $ 4,300,054 | $ 4,231,866 | $ 4,238,064 |
| Less: Dispositions | | (342,447) | (139,932) | (348,059) | - | - | (21,530) | (80,051) | - | - |
| **Net Adjusted Total Assets** | **$ 5,171,636** | **$ 4,879,371** | **$ 4,741,866** | **$ 4,396,668** | **$ 4,400,509** | **$ 4,406,937** | **$ 4,382,713** | **$ 4,220,003** | **$ 4,231,866** | **$ 4,238,064** |
| Less: Encumbered Assets | (2,756,946) | (4,056,395) | (3,950,074) | (3,618,664) | (3,641,992) | (3,655,300) | (3,670,839) | (3,691,477) | (3,707,998) | (3,714,098) |
| **Total Unencumbered Adjusted Total Assets** | **$ 2,414,690** | **$ 822,976** | **$ 791,792** | **$ 778,004** | **$ 758,517** | **$ 751,637** | **$ 711,874** | **$ 528,526** | **$ 523,868** | **$ 523,966** |
| **Total Unsecured Debt** | **$ 988,481** | **$ 497,627** | **$ 497,627** | **$ 497,627** | **$ 497,627** | **$ 497,627** | **$ 497,627** | **$ 357,139** | **$ 357,139** | **$ 357,139** |
| **Unencumbered Assets / Unsecured Debt Maintenance Covenant (Minimum 150%)** | **244.3%** | **165.4%** | **159.1%** | **156.3%** | **152.4%** | **151.0%** | **143.1%** | **148.0%** | **146.7%** | **146.7%** |
| Consolidated income available for debt service | $ 293,490 | $ 283,917 | $ 262,665 | $ 253,750 | $ 247,927 | $ 244,808 | $ 242,955 | $ 243,153 | $ 246,829 | $ 250,932 |
| Less: Dispositions | (22,419) | (28,513) | (16,487) | (19,240) | (11,199) | (5,996) | (1,219) | 2,476 | 1,771 | 1,106 |
| **Net Consolidated income available for debt service (CIADS)** | **$ 271,071** | **$ 255,404** | **$ 246,178** | **$ 234,510** | **$ 236,728** | **$ 238,812** | **$ 241,736** | **$ 245,629** | **$ 248,600** | **$ 252,038** |
| **CIADS / Debt Service incurrence test (Minimum 1.50x)** | **1.67x** | **1.62x** | **1.55x** | **1.49x** | **1.49x** | **1.52x** | **1.57x** | **1.64x** | **1.66x** | **1.62x** |

| OPI October 31st Proposal - Downside [3] | Q3-24 | Q4-24 | Q1-25 | Q2-25 | Q3-25 | Q4-25 | Q1-26 | Q2-26 | Q3-26 | Q4-26 |
|---|---|---|---|---|---|---|---|---|---|---|
| Total Adjusted Total Assets | | $ 5,186,986 | $ 4,846,966 | $ 4,709,738 | $ 4,364,958 | $ 4,370,825 | $ 4,330,276 | $ 4,221,539 | $ 4,153,083 | $ 4,159,014 |
| Less: Dispositions | | (342,447) | (139,932) | (348,059) | - | - | (21,530) | (80,051) | - | - |
| **Net Adjusted Total Assets** | **$ 5,171,636** | **$ 4,844,539** | **$ 4,707,034** | **$ 4,361,680** | **$ 4,364,958** | **$ 4,370,825** | **$ 4,308,746** | **$ 4,141,487** | **$ 4,153,083** | **$ 4,159,014** |
| Less: Encumbered Assets | (2,756,946) | (4,056,395) | (3,950,074) | (3,618,664) | (3,641,992) | (3,655,300) | (3,670,839) | (3,691,477) | (3,707,998) | (3,714,098) |
| **Total Unencumbered Adjusted Total Assets** | **$ 2,414,690** | **$ 788,144** | **$ 756,960** | **$ 743,016** | **$ 722,966** | **$ 715,525** | **$ 637,907** | **$ 450,010** | **$ 445,085** | **$ 444,916** |
| **Total Unsecured Debt** | **$ 988,481** | **$ 497,627** | **$ 497,627** | **$ 497,627** | **$ 497,627** | **$ 497,627** | **$ 497,627** | **$ 357,139** | **$ 357,139** | **$ 357,139** |
| **Unencumbered Assets / Unsecured Debt Maintenance Covenant (Minimum 150%)** | **244.3%** | **158.4%** | **152.1%** | **149.3%** | **145.3%** | **143.8%** | **128.2%** | **126.0%** | **124.6%** | **124.6%** |
| Consolidated income available for debt service | $ 293,490 | $ 283,917 | $ 262,665 | $ 253,750 | $ 247,927 | $ 244,808 | $ 242,955 | $ 243,153 | $ 246,829 | $ 250,932 |
| Less: Dispositions | (22,419) | (28,513) | (16,487) | (19,240) | (11,199) | (5,996) | (1,219) | 2,476 | 1,771 | 1,106 |
| **Net Consolidated income available for debt service (CIADS)** | **$ 271,071** | **$ 255,404** | **$ 246,178** | **$ 234,510** | **$ 236,728** | **$ 238,812** | **$ 241,736** | **$ 245,629** | **$ 248,600** | **$ 252,038** |
| **CIADS / Debt Service incurrence test (Minimum 1.50x)** | **1.67x** | **1.62x** | **1.55x** | **1.49x** | **1.48x** | **1.51x** | **1.57x** | **1.64x** | **1.66x** | **1.62x** |

(1) Assumes 100% of modeled dispositions transact at estimated sales prices.
(2) Assumes 75% of disposition proceeds realized.
(3) Assumes 50% of disposition proceeds realized.